COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio - Small Cap Value Fund

(the “Fund”)

Supplement dated June 29, 2012 to

the Prospectus dated May 1, 2012

Portfolio Manager Change

Stephen D. Barbaro, lead manager of the Fund, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment adviser, at the end of 2012. Until then, Mr. Barbaro will continue to serve as a portfolio manager of the Fund with Jeremy H. Javidi and John S. Barrett. Effective June 30, 2012, Mr. Javidi will become lead manager of the Fund.

Shareholders should retain this Supplement for future reference.

C-1501-2 A (6/12)